UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2023

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Proposed Redomiciliation Transaction Approved

Liberty Global plc (“Liberty Global”), one of the world’s leading converged video, broadband and mobile communications companies, is proposing to change its jurisdiction of incorporation from England and Wales to Bermuda (the “Redomiciliation”). The Redomiciliation requires shareholder approval, which was obtained on July 13, 2023, as described in further detail below. In addition, under the laws of England and Wales, court hearings and other conditions to closing apply, as described in more detail in Liberty Global’s definitive proxy statement dated June 5, 2023 (the “Proxy Statement”).

On July 13, 2023, Liberty Global held a series of extraordinary back-to-back shareholder meetings: (i) separate class meetings of its Class A ordinary shareholders (the “Class A Court Meeting”), Class B ordinary shareholders (the “Class B Court Meeting”) and Class C ordinary shareholders (the “Class C Court Meeting”); (ii) a general meeting of its Class A and Class B ordinary shareholders, voting as a single class (the “General Meeting”); and (iii) an advisory meeting of its Class A, Class B and Class C ordinary shareholders, each voting as a separate class (the “Shareholders Meeting” and, together with the Class A Court Meeting, the Class B Court Meeting, the Class C Court Meeting and the General Meeting, the “Meetings”). At the Meetings, the shareholders of Liberty Global approved, among other matters, the scheme of arrangement (the “Scheme”) to effect Liberty Global’s Redomiciliation and the issuance of Class A Common Shares, Class B Common Shares and Class C Common Shares (collectively, the “New Liberty Shares”) of Liberty Global Ltd. (“New Liberty”) to existing Liberty Global shareholders on a one-for-one basis.

The Scheme, the Redomiciliation, the proposed issuance of New Liberty Shares and the other proposals voted on at the Meetings are described in more detail in the Proxy Statement. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in Proxy Statement. Specific details regarding the results of the Meetings are set forth below.

Class A Court Meeting

At the Class A Court Meeting, two matters were considered and voted on:

1.Approval of the Scheme.

2.Approval of the adjournment of the Class A Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

Resolution 1 required the affirmative vote of a majority in number of the registered Class A shareholders representing 75% or more in value of the Class A Ordinary Shares held by them present and voting either in person or by proxy at the Class A Court Meeting, and was duly passed at the Class A Court Meeting. Resolution 2 required the affirmative vote of a simple majority of the votes cast by the holders of Class A Ordinary Shares either in person or by proxy at the Class A Court Meeting and was duly passed at the Class A Court Meeting.

Approximately 80% of the Class A Ordinary Shares entitled to vote at the Class A Court Meeting were present either in person or by proxy.

The number of votes cast for and against each such resolution at the Class A Court Meeting are set forth below. There were no broker non-votes with respect to any of the resolutions.

Resolution 1 — Approval of the Scheme:

	Class A Ordinary Shares Voted		Registered Class A Shareholders Who Voted
	Number	%	Number	%
For	122,354,265	88.75%	33	94.29%
Against	15,516,231	11.25%	2	5.71%

Resolution 2 — Adjournment of the Class A Court Meeting:

For	Against
118,029,870	19,840,626

Class B Court Meeting

At the Class B Court Meeting, two matters were considered and voted on:

1.Approval of the Scheme.

2.Approval of the adjournment of the Class B Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

Resolution 1 required the affirmative vote of a majority in number of the registered Class B shareholders representing 75% or more in value of the Class B Ordinary Shares held by them present and voting either in person or by proxy at the Class B Court Meeting, and was duly passed at the Class B Court Meeting. Resolution 2 required the affirmative vote of a simple majority of the votes cast by the holders of Class B Ordinary Shares either in person or by proxy at the Class B Court Meeting and was duly passed at the Class B Meeting.

Approximately 90% of the Class B Ordinary Shares entitled to vote at the Class B Court Meeting were present either in person or by proxy.

The number of votes cast for and against each such resolution at the Class B Court Meeting are set forth below. There were no broker non-votes with respect to any of the resolutions.

Resolution 1 — Approval of the Scheme:

	Class B Ordinary Shares Voted		Registered Class B Shareholders Who Voted
	Number	%	Number	%
For	116,992,100	100.00%	3	100.00%
Against	3,760	—%	—	—%

Resolution 2 — Adjournment of the Class B Court Meeting:

For	Against
116,957,560	38,300

Class C Court Meeting

At the Class C Court Meeting, two matters were considered and voted on:

1.Approval of the Scheme.

2.Approval of the adjournment of the Class C Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

Resolution 1 required the affirmative vote of a majority in number of the registered Class C shareholders representing 75% or more in value of the Class C Ordinary Shares held by them present and voting either in person or by proxy at the Class C Court Meeting, and was duly passed at the Class C Court Meeting. Resolution 2 required the affirmative vote of a simple majority of the votes cast by the holders of Class C Ordinary Shares either in person or by proxy at the Class C Court Meeting and was duly passed at the Class C Court Meeting.

Approximately 78% of the Class C Ordinary Shares entitled to vote at the Class C Court Meeting were present either in person or by proxy.

The number of votes cast for and against such resolution at the Class C Court Meeting are set forth below. There were no broker non-votes with respect to any of the resolutions.

Resolution 1 — Approval of the Scheme:

	Class C Ordinary Shares Voted		Registered Class C Shareholders Who Voted
	Number	%	Number	%
For	187,000,245	95.41%	32	96.97%
Against	9,004,019	4.59%	1	3.03%

Resolution 2 — Adjournment of the Class C Court Meeting:

For	Against
180,585,615	15,418,649

General Meeting

At the General Meeting, five matters were considered and voted on:

1.Approval of the Scheme and providing the board of directors of Liberty Global with the authority to carry out the procedural actions necessary to implement the Scheme.

2.Approval of the reduction of Liberty Global’s share capital associated with the cancellation and extinguishment of the Scheme Shares (the “Reduction of Capital Proposal”).

3.Approval of the issuance of the New Shares to New Liberty as part of the Scheme such that Liberty Global will become a wholly owned subsidiary of New Liberty (the “New Share Issuance Proposal”).

4.Approval of an amendment to Liberty Global’s articles of association to ensure that any additional Liberty Shares issued pursuant to the Liberty Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Liberty Shares (the “Articles Amendment Proposal”).

5.Approval of the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the resolutions set forth in 1 through 4 above.

Each of resolutions 1 through 4 required the affirmative vote of at least 75% of the votes cast by Class A and Class B ordinary shareholders, voting as a single class, in person or by proxy at the General Meeting, and were duly passed at the General Meeting. Resolution 5 required the affirmative vote of a simple majority of the votes cast by Class A and Class B ordinary shareholders, voting as a single class, in person or by proxy at the General Meeting and was duly passed at the General Meeting.

Approximately 84% of the Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the General Meeting were present either in person or by proxy.

Resolution 1 — Scheme Proposal:

For	Against	Abstain
238,756,351	15,413,566	37,482

Resolution 2 — Reduction of Capital Proposal:

For	Against	Abstain
239,072,618	15,095,954	38,827

Resolution 3 — New Share Issuance Proposal:

For	Against	Abstain
239,071,514	15,096,987	38,898

Resolution 4 — Articles Amendment Proposal:

For	Against	Abstain
239,071,542	15,096,765	39,092

Resolution 5 — Adjournment of the General Meeting:

For	Against	Abstain
234,406,388	19,764,263	36,748

Shareholders Meeting

At the Shareholders Meeting, three matters were considered and voted on:

1.Approval of, on a non-binding, advisory basis, the threshold in the New Liberty Bye-laws required to approve the variation of class rights (the “Bye-law Class Rights Proposal”).

2.Approval of, on a non-binding, advisory basis, the threshold required to approve certain business combinations with unrelated parties and to subject certain business combinations proposed by related parties of New Liberty to enhanced shareholder approval and procedural requirements (the “Bye-law Business Combination Proposal”).

3.Approval of the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the resolutions set forth in 1 and 2 above.

Each of resolutions 1 and 2 required the affirmative vote of a simple majority of the votes cast by the holders of Class A, Class B and Class C Ordinary Shares, each voting as a separate class, in person or by proxy, at the Shareholders Meeting, and was duly passed (on an advisory basis) at the Shareholders Meeting. Resolution 3 required the affirmative vote of a simple majority of the votes cast by the holders of Class A, Class B and Class C Ordinary Shares, voting as a single class, in person or by proxy, at the Shareholders Meeting and was duly adopted at the Shareholders Meeting.

Approximately 79% of the Class A Ordinary Shares, 82% Class B Ordinary Shares and 78% Class C Ordinary Shares entitled to vote at the Shareholders Meeting were present either in person or by proxy.

Resolution 1 – Bye-law Class Rights Proposal:

Class	For	Against	Abstain
Class A Ordinary Shares	121,979,546	15,265,089	13,548
Class B Ordinary Shares	106,312,420	4,210	—
Class C Ordinary Shares	187,446,253	8,679,329	43,494

Resolution 2 – Bye-law Business Combination Proposal:

Class	For	Against	Abstain
Class A Ordinary Shares	121,980,829	15,264,907	12,447
Class B Ordinary Shares	106,312,420	4,210	—
Class C Ordinary Shares	187,445,103	8,677,188	46,785

Resolution 3 — Adjournment of the Shareholders Meeting:

Class	For	Against	Abstain
Class A Ordinary Shares	117,523,745	19,725,483	8,955
Class B Ordinary Shares	106,277,620	39,010	—
Class C Ordinary Shares	180,813,649	15,317,368	38,059

Item 7.01 Regulation FD Disclosures.

On July 14, 2023, Liberty Global issued a press release (the “Press Release”) noting that at the Meetings, the shareholders of Liberty Global approved, among other matters, the Scheme to effect the Redomiciliation and the issuance of New Liberty Shares to existing Liberty Global shareholders on a one-for-one basis. The Press Release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

99.1*	Press Release, dated July 14, 2023

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Exhibit is furnished herewith and not deemed to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: July 14, 2023